Exhibit 99.3

INTERNAP CORPORATION
NON-GAAP (ADJUSTED) FINANCIAL MEASURES

SUPPLEMENTAL FINANCIAL DATA SHEET

As of June 30, 2017

This Supplemental Financial Data Sheet of Internap Corporation includes additional financial measures that are not prepared in accordance with GAAP (“non-GAAP”), including, business unit contribution, business unit contribution margin, free cash flow and unlevered free cash flow. A reconciliation of non-GAAP financial measures to the most directly comparable generally accepted in the United States of America (“GAAP”) financial measures can be found below.

Although we believe, for the foregoing reasons, that our presentation of non-GAAP financial measures provides useful supplemental information to investors regarding our results of operations, our non-GAAP financial measures should only be considered in addition to, and not as a substitute for, or superior to, any measure of financial performance prepared in accordance with GAAP. Management strongly encourages investors to review our financial statements and publicly-filed reports in their entirety and to not rely on any single financial measure.

Use of non-GAAP financial measures is subject to inherent limitations because they do not include all the expenses that must be included under GAAP and because they involve the exercise of judgment of which charges should properly be excluded from the non-GAAP financial measure. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement GAAP financial measures. Our non-GAAP financial measures may not be the same non-GAAP measures, and may not be calculated in the same manner, as those used by other companies.

We define the following non-GAAP measures as follows:

●	Adjusted EBITDA is a non-GAAP measure and is GAAP net loss plus depreciation and amortization, interest expense, provision (benefit) for income taxes, other expense (income), (gain) loss on disposal of property and equipment, exit activities, restructuring and impairments, stock-based compensation, non-income tax contingency, strategic alternatives and related costs, organizational realignment costs, pre-acquisition costs and claim settlement.

●	Adjusted EBITDA margin is Adjusted EBITDA as a percentage of revenues.

●	Adjusted EBITDA less CapEx is Adjusted EBITDA less capital expenditures with Adjusted EBITDA for this non-GAAP measure defined as net cash flow provided by operating activities plus cash paid for interest, cash paid for taxes, cash paid for exit activities and restructuring, cash paid for strategic alternatives and related costs, cash paid for organizational realignment costs, payment of debt lender fees and other working capital changes less capital expenditures.

●	Normalized net loss is net loss plus exit activities, restructuring and impairments, stock-based compensation, non-income tax contingency, strategic alternatives and related costs, organizational realignment costs, pre-acquisition costs, claim settlement and debt extinguishment and modification expenses.

●	Business unit contribution is business unit revenues less direct costs of sales and services, customer support, and sales and marketing, exclusive of depreciation and amortization.

●	Business unit contribution margin is business unit contribution as a percentage of business unit revenue.

Exhibit 99.3

INTERNAP CORPORATION
NON-GAAP (ADJUSTED) FINANCIAL MEASURES

SUPPLEMENTAL FINANCIAL DATA SHEET

As of June 30, 2017

●	Free cash flow is net cash flows provided by operating activities minus capital expenditures.

●	Unlevered free cash flow is free cash flow plus cash interest expense.

We believe that excluding depreciation and amortization and loss (gain) on disposals of property and equipment, as well as impairments and restructuring, to calculate Adjusted EBITDA provides supplemental information and an alternative presentation that is useful to investors’ understanding of our current ongoing operating results and trends. Not only are depreciation and amortization expenses based on historical costs of assets that may have little bearing on present or future replacement costs, but also they are based on management estimates of remaining useful lives. Loss on disposals of property and equipment is also based on historical costs of assets that may have little bearing on replacement costs. Impairments and restructuring expenses primarily reflect goodwill impairments and subsequent plan adjustments in sublease income assumptions for certain properties included in our previously disclosed restructuring plans.

We believe that excluding interest expense, provision (benefit) for income taxes and other expense (income) from non-GAAP financial measures provides supplemental information and an alternative presentation useful to investors’ understanding of our core operating results and trends. Investors have indicated that they consider financial measures of our results of operations excluding interest expense, provision (benefit) for income taxes and other expense (income) as important supplemental information useful to their understanding of our historical results and estimating our future results.

We also believe that, in excluding the effects of interest expense, provision (benefit) for income taxes and other expense (income), our non-GAAP financial measures provide investors with transparency into what management uses to measure and forecast our results of operations, to compare on a consistent basis our results of operations for the current period to that of prior periods and to compare our results of operations on a more consistent basis against that of other companies, in making financial and operating decisions and to establish certain management compensation.

We believe that exit activities, restructuring and impairment charges, non-income tax contingency, strategic alternatives and related costs, organizational realignment costs, pre-acquisition costs, claim settlement costs and debt extinguishment and modification expense are unique costs, and consequently, we do not consider these charges as a normal component of expenses related to current and ongoing operations.

Similarly, we believe that excluding the effects of stock-based compensation from non-GAAP financial measures provides supplemental information and an alternative presentation useful to investors’ understanding of our current ongoing operating results and trends. Management believes that investors consider financial measures of our results of operations excluding stock-based compensation as important supplemental information useful to their understanding of our historical results and estimating our future results.

Exhibit 99.3

INTERNAP CORPORATION
NON-GAAP (ADJUSTED) FINANCIAL MEASURES

SUPPLEMENTAL FINANCIAL DATA SHEET

As of June 30, 2017

We also believe that, in excluding the effects of stock-based compensation, our non-GAAP financial measures provide investors with transparency into what management uses to measure and forecast our results of operations, to compare on a consistent basis our results of operations for the current period to that of prior periods and to compare our results of operations on a more consistent basis against that of other companies, in making financial and operating decisions and to establish certain management compensation.

Stock-based compensation is an important part of total compensation, especially from the perspective of employees. We believe, however, that supplementing GAAP net loss by providing normalized net loss, excluding the effect of exit activities, restructuring and impairments, stock-based compensation, non-income tax contingency, strategic alternatives and related costs, organizational realignment cost, pre-acquisition costs, claim settlement costs, and debt extinguishment and modification expenses in all periods, is useful to investors because it enables additional and more meaningful period-to-period comparisons.

Adjusted EBITDA is not a measure of financial performance calculated in accordance with GAAP, and should be viewed as a supplement to — not a substitute for — our results of operations presented on the basis of GAAP. Adjusted EBITDA does not purport to represent cash flow provided by operating activities as defined by GAAP. Our statements of cash flows present our cash flow activity in accordance with GAAP. Furthermore, Adjusted EBITDA is not necessarily comparable to similarly-titled measures reported by other companies.

We believe Adjusted EBITDA is used by and is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that:

●	EBITDA is widely used by investors to measure a company’s operating performance without regard to items such as interest expense, income taxes, depreciation and amortization, which can vary substantially from company-to-company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired; and

●	investors commonly adjust EBITDA information to eliminate the effect of disposals of property and equipment, impairments, restructuring and stock-based compensation which vary widely from company-to-company and impair comparability.

Our management uses Adjusted EBITDA:

●	as a measure of operating performance to assist in comparing performance from period-to-period on a consistent basis;

●	as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; and

●	in communications with the board of directors, analysts and investors concerning our financial performance.

Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies. Adjusted EBITDA is presented as we understand certain investors use it as one measure of our historical ability to service debt. Also adjusted EBITDA is used in our debt covenants.

Exhibit 99.3

INTERNAP CORPORATION
NON-GAAP (ADJUSTED) FINANCIAL MEASURES

SUPPLEMENTAL FINANCIAL DATA SHEET

As of June 30, 2017

Our presentation of business unit contribution and business unit contribution margin excludes depreciation and amortization in order to allow investors to see the business through the eyes of management.

We also have excluded depreciation and amortization from business unit contribution and business unit contribution margin because, as noted above, they are based on estimated useful lives of tangible and intangible assets. Further, depreciation and amortization are based on historical costs incurred to build out our deployed network and the historical costs of these assets may not be indicative of current or future capital expenditures.

Adjusted EBITDA less CapEx is used in addition to and in conjunction with results presented in accordance with GAAP. Adjusted EBITDA less CapEx should not be relied upon to the exclusion of GAAP financial measures. Adjusted EBITDA less CapEx reflects an additional way of viewing our liquidity that, when viewed with our GAAP results, provides a more complete understanding of factors and trends affecting our cash flows. Management strongly encourages investors to review our financial statements and publicly-filed reports in their entirety and to not rely on any single financial measure.

We use Adjusted EBITDA less CapEx, and ratios based on it, to conduct and evaluate our business because, although it is similar to cash flow from operations, we believe it is a useful measure of cash flows since capital expenditures are a necessary component of ongoing operations.

Adjusted EBITDA less CapEx has limitations due to the fact that it does not represent the residual cash flow available for discretionary expenditures. Adjusted EBITDA less CapEx does not incorporate payments made to service our debt or capital lease obligations. Therefore, we believe it is important to view Adjusted EBITDA less CapEx as a complement to our entire consolidated statements of cash flows.

Free cash flow and unlevered free cash flow are used in addition to and in conjunction with results presented in accordance with GAAP. Free cash flow and unlevered free cash flow should not be relied upon to the exclusion of GAAP financial measures. Free cash flow and unlevered free cash flow reflect an additional way of viewing our liquidity that, when viewed with our GAAP results, provides a more complete understanding of factors and trends affecting our cash flows.

We use free cash flow and unlevered free cash flow, and ratios based on it, to conduct and evaluate our business because, although it is similar to cash flow from operations, we believe it is a useful measure of cash flows since capital expenditures are a necessary component of ongoing operations. In limited circumstances in which proceeds from sales of fixed assets exceed capital expenditures, free cash flow would exceed cash flow from operations. However, since we do not anticipate being a net seller of fixed assets, we expect free cash flow to be less than operating cash flows.

Free cash flow and unlevered free cash flow have limitations due to the fact that they do not represent the residual cash flow available for discretionary expenditures. For example, free cash flow does not incorporate payments made to service our debt or capital lease obligations. Therefore, we believe it is important to view free cash flow as a complement to our entire consolidated statements of cash flows.

Supplemental Financial Data Sheet

For the Quarter Ended June 30, 2017

In thousands, except per share data

	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17

BUSINESS UNIT CONTRIBUTION (1) AND BUSINESS UNIT CONTRIBUTION MARGIN (2)
Revenues:
INAP COLO	$55,880	$55,827	$54,998	$54,971	$53,339	$52,044
INAP CLOUD	20,044	18,488	18,942	19,146	18,794	17,598
Total	75,924	74,315	73,940	74,117	72,133	69,642

Direct costs of sales and services, customer support and sales and marketing, exclusive of depreciation and amortization:
INAP COLO	36,489	35,837	35,917	34,533	33,416	30,060
INAP CLOUD	10,815	10,529	10,315	9,731	9,378	9,497
Total	47,304	46,366	46,232	44,264	42,794	39,557

Business Unit Contribution (1):
INAP COLO	19,391	19,990	19,081	20,438	19,923	21,984
INAP CLOUD	9,229	7,959	8,627	9,415	9,416	8,101
Total	$28,620	$27,949	$27,708	$29,853	$29,339	$30,085

Business Unit Contribution Margin (2):
INAP COLO	34.7%	35.8%	34.7%	37.2%	37.4%	42.2%
INAP CLOUD	46.0%	43.0%	45.5%	49.2%	50.1%	46.0%
Total	37.7%	37.6%	37.5%	40.3%	40.7%	43.2%

ADJUSTED EBITDA (3)
Net loss (GAAP)	$(9,644)	$(10,693)	$(91,297)	$(13,110)	$(8,230)	$(19,283)
Depreciation and amortization	19,113	19,217	19,597	19,021	17,745	18,934
Interest expense	6,985	8,082	7,878	7,964	8,137	17,145
Provision (benefit) for income taxes	138	62	95	236	518	(50)
Other non-operating expense (income)	320	75	(74)	(88)	67	135
(Gain) loss on disposal of property and equipment, net	28	31	25	(75)	(97)	(103)
Exit activities, restructuring and impairments, including goodwill impairment	201	152	79,839	7,149	1,023	4,628
Stock-based compensation	1,922	1,542	1,253	280	598	534
Strategic alternatives and related costs	141	282	1,121	(136)	6	8
Organizational realignment costs	1,272	1,417	1,403	320	287	295
Pre-acquisition costs	-	-	-	-	-	95
Non-income tax contingency	-	-	-	-	1,500	-
Claim settlement	-	-	-	-	-	713
Adjusted EBITDA (3) (non-GAAP)	$20,476	$20,167	$19,840	$21,561	$21,554	$23,051
Adjusted EBITDA Margin (4) (non-GAAP)	27.0%	27.1%	26.8%	29.1%	29.9%	33.1%

Adjusted EBITDA less Capex (14) (non-GAAP)
Adjusted EBITDA (3) (non-GAAP)	$20,476	$20,167	$19,840	$21,561	$21,554	$23,051
Less capital expenditures (CapEx)	12,681	14,402	12,860	6,250	5,989	6,748
Adjusted EBITDA less Capex (14) (non-GAAP)	$7,795	$5,765	$6,980	$15,311	$15,565	$16,303

For the Quarter Ended June 30, 2017

In thousands, except per share data

	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17

NORMALIZED NET INCOME (LOSS)

Net loss (GAAP)	$(9,644)	$(10,693)	$(91,297)	$(13,110)	$(8,230)	$(19,283)
Exit activities, restructuring and impairments, including goodwill impairment	201	152	79,839	7,149	1,023	4,628
Stock-based compensation	1,922	1,542	1,253	280	598	534
Strategic alternatives and related costs	141	282	1,121	(136)	6	8
Organizational realignment costs	1,272	1,417	1,403	320	287	295
Pre-acquisition costs	-	-	-	-	-	95
Claim settlement	-	-	-	-	-	713
Non-income tax contingency	-	-	-	-	1,500	-
Debt extinguishment and modification expenses	-	1,716	-	-	747	7,105
Normalized net loss (13) (non-GAAP)	$(6,108)	$(5,584)	$(7,681)	$(5,497)	$(4,069)	$(5,905)

EPS
Weighted average shares outstanding used in per share calculation:
Basic (GAAP)	51,774	52,062	52,096	52,132	64,351	79,507
Participating securities (GAAP)	1,369	1,309	1,441	1,137	2,460	2,748
Diluted (GAAP)	51,774	52,062	52,096	52,132	64,351	79,507

Net loss per share (GAAP):
Basic and diluted	$(0.19)	$(0.21)	$(1.75)	$(0.25)	$(0.13)	$(0.24)

Net cash flows provided by operating activities (GAAP) (8)	$10.8	$14.0	$11.5	$10.2	$7.3	$14.8
Capital expenditures (9)	12.7	14.4	12.9	6.3	6.0	6.7
Free cash flow (non-GAAP) (10)	(1.9)	(0.4)	(1.4)	3.9	1.3	8.1
Cash interest expense (11)	6.5	7.8	7.6	7.6	7.3	7.6
Unlevered free cash flow (non-GAAP) (12)	$4.6	$7.4	$6.2	$11.5	$8.6	$15.7

Notes:

(1) Business Unit Contribution is a non-GAAP measure and is business unit revenues less direct costs of sales and services, customer support, and sales and marketing, exclusive of depreciation and amortization.

(2) Business unit contribution margin is a non-GAAP measure and is business unit contribution as a percentage of revenue.

(3) Adjusted EBITDA is a non-GAAP measure and is GAAP net loss plus depreciation and amortization, interest expense, provision (benefit) for income taxes, other non-operating (income) expense, loss (gain) on disposals of property and equipment, exit activities, restructuring and impairments, stock-based compensation, strategic alternatives and related costs, organizational realignment costs, pre-acquisition costs, non-income tax contingency and claim settlement.

(4) Adjusted EBITDA margin is a non-GAAP measure and is adjusted EBITDA as a percentage of revenues.

(5) Cash and cash equivalents per the balance sheet.

(6) Current and long-term capital lease obligations per the balance sheet.

(7) Funded debt includes notes payable, revolving credit agreement and term loan, net of discount and prepaid costs.

(8) Net cash flows provided by operating activities per the statement of cash flows.

(9) Purchases of property and equipment and additions to acquired and developed technology per the statement of cash flows.

(10) Free cash flow is a non-GAAP measure and is net cash flows provided by operating activities minus capital expenditures.

(11) Cash paid for interest per the supplemental disclosure of cash flow information in the statement of cash flows.

(12) Unlevered free cash flow is a non-GAAP measure and is free cash flow plus cash interest expense.

(13) Normalized net loss is a non-GAAP measure and is net loss excluding restructuring and impairments, stock-based compensation and certain items that management considers non-recurring.

(14) Adjusted EBITDA less CapEx is Adjusted EBITDA less capital expenditures with Adjusted EBITDA for this non-GAAP measure defined as net cash flow provided by operating activities plus cash paid for interest, cash paid for taxes, cash paid for exit activities and restructuring, cash paid for strategic alternatives and related costs, cash paid for organizational realignment costs, payment of debt lender fees and other working capital changes less capital expenditures.